                                                                   Exhibit 10.42


                         CREDIT AND SECURITY AGREEMENT

                               Table of Contents

ARTICLE I - Definitions.....................................................................................      1
            -----------
         Section 1.1       Definitions......................................................................      1
                           -----------
         Section 1.2       Cross References.................................................................     10
                           ----------------

ARTICLE II - Amount and Terms of the Credit Facility........................................................     10
             ---------------------------------------
         Section 2.1       Revolving Advances...............................................................     10
                           ------------------
         Section 2.2       Overadvance Amount...............................................................     11
                           ------------------
         Section 2.3       Payment of Overadvance Amount....................................................     11
                           -----------------------------
         Section 2.4       Letters of Credit................................................................     11
                           -----------------
         Section 2.5       Payment of Amounts Drawn Under Letters of Credit; Obligation of
                           ---------------------------------------------------------------
                           Reimbursement....................................................................     12
                           -------------
         Section 2.6       Special Account..................................................................     13
                           ---------------
         Section 2.7       Obligations Absolute.............................................................     13
                           --------------------
         Section 2.8       Term Advance.....................................................................     13
                           ------------
         Section 2.9       Payment of Term Note.............................................................     14
                           --------------------
         Section 2.10      Interest; Minimum Charge; Default Interest; Participations; Usury................     14
                           -----------------------------------------------------------------
         Section 2.11      Fees.............................................................................     15
                           ----
         Section 2.12      Computation of Interest and Fees; When Interest Due and Payable..................     16
                           ---------------------------------------------------------------
         Section 2.13      Capital Adequacy.................................................................     16
                           ----------------
         Section 2.14      Voluntary Prepayment; Reduction of the Maximum Line;
                           ----------------------------------------------------
                           Termination of the Credit Facility by the Borrower...............................     17
                           --------------------------------------------------
         Section 2.15      Termination, Line Reduction Fees and Prepayment Fees; Waiver of
                           ---------------------------------------------------------------
                           Termination and Line Reduction Fees..............................................     18
                           -----------------------------------
         Section 2.16      Mandatory Prepayment.............................................................     18
                           --------------------
         Section 2.17      Payment..........................................................................     19
                           -------
         Section 2.18      Payment on Non-Banking Days......................................................     19
                           ---------------------------
         Section 2.19      Use of Proceeds..................................................................     19
                           ---------------
         Section 2.20      Liability Records................................................................     19
                           -----------------
         Section 2.21      Automatic Renewal................................................................     19
                           -----------------

ARTICLE III - Security Interest; Occupancy; Setoff..........................................................     20
              ------------------------------------
         Section 3.1       Grant of Security Interest.......................................................     20
                           --------------------------
         Section 3.2       Notification of Account Debtors and Other Obligors...............................     20
                           --------------------------------------------------
         Section 3.3       Assignment of Insurance..........................................................     20
                           -----------------------
         Section 3.4       Occupancy........................................................................     20
                           ---------
         Section 3.5       License..........................................................................     21
                           -------
         Section 3.6       Financing Statement..............................................................     21
                           -------------------
         Section 3.7       Setoff...........................................................................     22
                           ------

ARTICLE IV - Conditions of Lending....................................................................     22
             ---------------------
         Section 4.1       Conditions Precedent to the Initial Revolving Overadvance and Term
                           ------------------------------------------------------------------
                           Advance....................................................................     22
                           -------
         Section 4.2       Conditions Precedent to All Advances.......................................     24
                           ------------------------------------
ARTICLE V - Representations and Warranties............................................................     24
            ------------------------------
         Section 5.1       Corporate Existence and Power; Name; Chief Executive Office;
                           ------------------------------------------------------------
                           Inventory and Equipment Locations; Tax Identification Number...............     24
                           ------------------------------------------------------------
         Section 5.2       Authorization of Borrowing; No Conflict as to Law or Agreements............     25
                           ---------------------------------------------------------------
         Section 5.3       Legal Agreements...........................................................     25
                           ----------------
         Section 5.4       Subsidiaries...............................................................     25
                           ------------
         Section 5.5       Financial Condition; No Adverse Change.....................................     25
                           --------------------------------------
         Section 5.6       Litigation.................................................................     26
                           ----------
         Section 5.7       Regulation U...............................................................     26
                           ------------
         Section 5.8       Taxes......................................................................     26
                           -----
         Section 5.9       Titles and Liens...........................................................     26
                           ----------------
         Section 5.10      Plans......................................................................     26
                           -----
         Section 5.11      Default....................................................................     27
                           -------
         Section 5.12      Environmental Matters......................................................     27
                           ---------------------
         Section 5.13      Submissions to Lender......................................................     28
                           ---------------------
         Section 5.14      Financing Statements.......................................................     28
                           --------------------
         Section 5.15      Rights to Payment..........................................................     28
                           -----------------
         Section 5.16      Financial Solvency.........................................................     29
                           ------------------

ARTICLE VI - Borrower's Affirmative Covenants.........................................................     29
             --------------------------------
         Section 6.1       Reporting Requirements.....................................................     29
                           ----------------------
         Section 6.2       Books and Records; Inspection and Examination..............................     32
                           ---------------------------------------------
         Section 6.3       Account Verification.......................................................     32
                           --------------------
         Section 6.4       Compliance with Laws.......................................................     32
                           --------------------
         Section 6.5       Payment of Taxes and Other Claims..........................................     33
                           ---------------------------------
         Section 6.6       Maintenance of Properties..................................................     33
                           -------------------------
         Section 6.7       Insurance..................................................................     33
                           ---------
         Section 6.8       Preservation of Existence..................................................     34
                           -------------------------
         Section 6.9       Delivery of Instruments, etc...............................................     34
                           -----------------------------
         Section 6.10      Chattel Paper..............................................................     34
                           --------------
         Section 6.11      Lockbox;  Collateral Account...............................................     34
                           ----------------------------
         Section 6.12      Performance by the Lender..................................................     35
                           -------------------------
         Section 6.13      Control Agreements.........................................................     35
                           ------------------
         Section 6.14      Application of Pending Tax Refund..........................................     36
                           ---------------------------------
         Section 6.15      Perfection of Intellectual Property Security Interest......................     36
                           -----------------------------------------------------
         Section 6.16      Minimum Book Net Worth.....................................................     36
                           ----------------------
         Section 6.17      Quarterly Minimum Net Income...............................................     36
                           ----------------------------
         Section 6.18      Monthly Minimum Net Income.................................................     37
                           --------------------------
         Section 6.19      New Covenants..............................................................     37
                           -------------

         Section 6.20      Quarterly Inspection and Review................................   37
                           -------------------------------
         Section 6.21      Machinery and Equipment Appraisal..............................   37
                           ---------------------------------
         Section 6.22      Location of Collateral; Acknowledgment from Bailees............   37
                           ---------------------------------------------------
         Section 6.23      Application to Expedite Payment of Pending Tax Refund..........   37
                           -----------------------------------------------------

ARTICLE VII - Negative Covenants..........................................................   38
              ------------------
         Section 7.1       Liens..........................................................   38
                           -----
         Section 7.2       Indebtedness...................................................   39
                           ------------
         Section 7.3       Guaranties.....................................................   39
                           ----------
         Section 7.4       Investments and Subsidiaries...................................   39
                           ----------------------------
         Section 7.5       Dividends......................................................   40
                           ---------
         Section 7.6       Sale or Transfer of Assets; Suspension of Business Operations..   40
                           -------------------------------------------------------------
         Section 7.7       Consolidation and Merger; Asset Acquisitions...................   41
                           --------------------------------------------
         Section 7.8       Sale and Leaseback.............................................   41
                           ------------------
         Section 7.9       Restrictions on Nature of Business.............................   41
                           ----------------------------------
         Section 7.10      Capital Expenditures...........................................   41
                           --------------------
         Section 7.11      Accounting.....................................................   41
                           ----------
         Section 7.12      Discounts, etc.................................................   41
                           ---------------
         Section 7.13      Defined Benefit Pension Plans..................................   41
                           -----------------------------
         Section 7.14      Other Defaults.................................................   41
                           --------------
         Section 7.15      Place of Business; Name........................................   41
                           -----------------------
         Section 7.16      Organizational Documents.......................................   42
                           ------------------------
         Section 7.17      Salaries.......................................................   42
                           --------

ARTICLE VIII - Events of Default, Rights and Remedies.....................................   42
               --------------------------------------
         Section 8.1       Events of Default..............................................   42
                           -----------------
         Section 8.2       Rights and Remedies............................................   44
                           -------------------
         Section 8.3       Certain Notices................................................   45
                           ---------------

ARTICLE IX - Miscellaneous................................................................   45
             -------------
         Section 9.1       No Waiver; Cumulative Remedies.................................   45
                           ------------------------------
         Section 9.2       Amendments, Etc................................................   45
                           ----------------
         Section 9.3       Addresses for Notices, Etc.....................................   46
                           ---------------------------
         Section 9.4       Further Documents..............................................   46
                           -----------------
         Section 9.5       Collateral.....................................................   46
                           ----------
         Section 9.6       Costs and Expenses.............................................   47
                           ------------------
         Section 9.7       Indemnity......................................................   47
                           ---------
         Section 9.8       Participants...................................................   48
                           ------------
         Section 9.9       Execution in Counterparts......................................   49
                           -------------------------
         Section 9.10      Binding Effect; Assignment; Complete Agreement; Exchanging
                           ----------------------------------------------------------
                           Information....................................................   49
                           -----------
         Section 9.11      Severability of Provisions.....................................   49
                           --------------------------
         Section 9.12      Entire Agreement...............................................   49
                           ----------------
         Section 9.13      Headings.......................................................   49
                           --------
         Section 9.14      Governing Law; Jurisdiction, Venue; Waiver of Jury Trial.......   49
                           --------------------------------------------------------

         Section 9.15      Confidentiality....................................................     49
                           ---------------

                         CREDIT AND SECURITY AGREEMENT

                         Dated as of December 8, 2000

         RF MONOLITHICS, INC., a Delaware corporation (the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), hereby agree as follows:

                                   ARTICLE I

                                  Definitions
                                 -----------

         Section 1.1 Definitions. For all purposes of this Agreement, except as
                     -----------
otherwise expressly provided or unless the context otherwise requires:

               (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

               (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

         "Accounts" means all of the Borrower's accounts, as such term may be defined from time to time in the UCC, whether now owned or hereafter arising, including without limitation the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis.

         "Advance" means a Revolving Advance including the Overadvance Amount or a Term Advance.

         "Affiliate" or "Affiliates" means any Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this Credit and Security Agreement, as amended, supplemented or restated from time to time.

         "Availability" means the difference of (i) the Borrowing Base and (ii) the outstanding principal balance of the Revolving Note.

         "Banking Day" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Dallas, Texas.

         "Book Net Worth" means the aggregate of the common and preferred stockholders' equity of the Borrower, determined in accordance with GAAP on a consolidated basis.

         "Borrowing Base" means, at any time the lesser of:

               (a) the Maximum Line less the Wells Fargo Bank Minnesota Revolving Advances; or

               (b) subject to change from time to time in the Lender's sole discretion, up to (x) 80% of Eligible Accounts plus (y) the Overadvance Amount.

         "Capital Expenditures" for a period means any expenditure of money for the lease, purchase or other acquisition of any capital asset, or the lease of any other asset whether payable currently or in the future.

         "Charges" means all fees, charges, and/or other items of value, if any, contracted for, charged, taken, received or reserved by Lender in connection with the transactions contemplated hereunder, which are treated as interest under applicable law.

         "Chattel Paper" means all of the Borrower's Chattel Paper, as such term may be defined from time to time in the UCC, whether now owned or hereafter acquired.

         "Collateral" means all of the Borrower's assets, including all Chattel Paper, deposit accounts, Equipment, General Intangibles, Instruments, Inventory, Receivables, Investment Property, Letter of Credit Rights, Intellectual Property, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) proceeds of any and all of the foregoing; (iii) in the case of all tangible goods, all accessions; (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods; (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

         "Collateral Account" means the Lender Account, as such term is defined in the Lockbox Agreement.

         "Commitments" means the Lender's commitments to make Advances to or for the Borrower's account pursuant to Article II.

         "Compliance Certificate" means a certificate substantially in the form of Exhibit C attached hereto.

         "Credit Facility" means the credit facilities being made available to the Borrower by the Lender pursuant to Article II.

         "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

         "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

         "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

         "Default Rate" means, (i) with respect to the Revolving Advances, an annual rate equal to three percent (3%) over the Revolving Floating Rate, which rate shall change when and as the Revolving Floating Rate changes, (ii) with respect to the Overadvance Amount, an annual rate equal to three percent (3%) over the Overadvance Floating Rate, which rate shall change when and as the Overadvance Floating Rate changes, and (iii) with respect to the Term Advances, an annual rate equal to three percent (3%) over the Term Floating Rate, which rate shall change when and as the Term Floating Rate changes.

         "Domestic Collateral" means Collateral other than Export Collateral.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Eligible Accounts" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible Accounts:

                    (i) That portion of Accounts unpaid 60 days or more after the due date but not to exceed 120 days after the invoice date;

                    (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

                    (iii) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

                    (iv) Accounts owed by any unit of government, whether foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

                    (v) Accounts owed by an account debtor located outside the United States which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession and acceptable to the Lender in all respects, in its sole discretion, or (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

                    (vi) That portion of Accounts not owned by Borrower or subject to any Lien, right, claim or interest of another Person other than the Lien in favor of Lender and the junior Lien in favor of Wells Fargo Bank Minnesota;

                    (vii) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings, is generally not paying its debts as and when the same become due, or has gone out of business;

                    (viii) Accounts owed by a shareholder, Subsidiary,
               Affiliate, officer or employee of the Borrower;

                    (ix) That portion of Accounts that has been restructured, extended, amended or modified;

                    (x) That portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes;

                    (xi) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 25% or more of the total amount due under Accounts from such debtor is ineligible under clauses
               (i), (ii), (vi) or (ix) above; and

                    (xii) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its sole discretion.

         "Environmental Laws" has the meaning specified in Section 5.12.

         "Equipment" means all of the Borrower's equipment, as such term may be defined from time to time in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower.

         "Event of Default" has the meaning specified in Section 8.1.

         "Export Collateral" means that portion of Collateral consisting of Export Related Accounts and the Items.

         "Export Related Accounts" means all Accounts of the Borrower owed by account debtors located outside the United States.

         "Funding Date" has the meaning given in Section 2.1.

         "FYE" means the last day of the Borrower's fiscal year, which is August 31.

         "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the audited financial statements described in Section 6.1(a), except for any change in accounting practices to the extent that, due to a promulgation of the Financial Accounting Standards Board changing or implementing any new accounting standard, the Borrower either (i) is required to implement such change, or (ii) for future periods will be required to and for the current period may in accordance with generally accepted accounting principles implement such change, for its financial statements to be in conformity with generally accepted accounting principles (any such change is herein referred to as a "Required GAAP Change"), provided that (x) the Borrower shall fully disclose in such financial statements any such Required GAAP Change and the effects of the Required GAAP Change on the Borrower's income, retained earnings or other accounts, as applicable, and (y) the Borrower's financial covenants set forth in Sections 6.16, 6.17, 6.18, and
7.10 shall be adjusted as necessary to reflect the effects of such Required GAAP Change.

         "General Intangibles" means all of the Borrower's general intangibles, as such term may be defined from time to time in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business.

         "Guarantor" means RFM Export, Inc., a company incorporated under the laws of Barbados.

         "Guaranty" means that certain Guaranty of even date herewith executed by the Guarantor in favor of the Lender.

         "Hazardous Substance" has the meaning given in Section 5.12.

         "Instruments" means all of the Borrower's instruments, as such term may be defined from time to time in the UCC, whether now owned or hereafter acquired.

         "Intellectual Property" means all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, any now owned or hereafter arising copyrights, copyright licenses, patents, patent licenses, trademarks and trademark licenses and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

         "Interest Payment Date" has the meaning given in Section 2.10.

         "Inventory" means all of the Borrower's inventory, as such term may be defined from time to time in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

         "Investment Property" means all of the Borrower's investment property, as such term may be defined from time to time in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

         "Issuer" means the issuer of any Letter of Credit.

         "Items" means all Inventory of the Borrower to be sold by the Borrower to customers outside the United States.

         "L/C Amount" means the sum of (i) the aggregate face amount of any issued and outstanding Letters of Credit and (ii) the unpaid amount of the Obligation of Reimbursement.

         "L/C Application" means an application and agreement for letters of credit in a form acceptable to the Issuer and the Lender.

         "Letter of Credit" has the meaning specified in Section 2.4.

         "Loan Documents" means this Agreement, the Notes and the Security Documents.

         "Lockbox" has the meaning given in the Lockbox Agreement.

         "Lockbox Agreement" means the Lockbox and Collection Account Agreement by and among the Borrower, Regulus West LLC, Wells Fargo Bank Texas, N.A. and, the Lender, of even date herewith.

         "Maturity Date" has the meaning given in Section 2.21.

         "Maximum Line" means $13,500,000, unless said amount is reduced pursuant to Section 2.14, in which event it means the amount to which said amount is reduced.

         "Maximum Rate" means the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that such law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges made in connection with the transaction evidenced by the Loan Documents. To the extent, if any, that Chapter 303 of the Texas Finance Code, as amended, establishes the Maximum Rate, the Maximum Rate shall be the "weekly ceiling" as defined therein.

         "Minimum Availability" means Availability of not less than $1,200,000.

         "Minimum Charge" has the meaning given in Section 2.10(d).

         "Net Income" means fiscal year-to-date after-tax consolidated net income of a Person, decreased by the sum of any extraordinary, non-operating or
                    ---------
non-cash income recorded by such Person as determined in accordance with GAAP.

         "Note" means the Revolving Note or the Term Note, and "Notes" means the Revolving Note and the Term Note.

         "Obligation of Reimbursement" has the meaning given in Section 2.5(a).

         "Obligations" means the Notes and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, the Obligation of Reimbursement and all indebtedness of the Borrower arising under this Agreement, the Notes, any L/C Application completed by the Borrower, or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

         "Original Maturity Date" means December 31, 2003.

         "Overadvance Amount" has the meaning given in Section 2.2.

         "Overadvance Floating Rate" means an annual rate equal to the sum of the Prime Rate plus four percent (4.00%), which annual rate shall change when and as the Prime Rate changes.

         "Patent Security Agreement" means the Patent Security Agreement by the Borrower in favor of the Lender dated the date hereof, as the same may be amended, supplemented or restated from time to time.

         "Pending Tax Refund" means the Borrower's claim for pending federal income tax refund, filed for on or about November 15, 2000, in the estimated amount of $1,342,129.

         "Permitted Lien" has the meaning given in Section 7.1.

         "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan" means an employee benefit plan or other plan maintained for the Borrower's employees and covered by Title IV of ERISA.

         "Premises" means the Texas premises legally described in Exhibit D attached hereto.

         "Prime Rate" means the rate of interest publicly announced from time to time by Wells Fargo Bank, N.A.-San Francisco, as its "prime rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

         "Receivables" means each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future Accounts, tax refunds and rights to payment not constituting General Intangibles.

         "Registration Rights Agreement" means that certain Registration Rights Agreement dated the date hereof by and between the Borrower and the Lender.

         "Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

         "Revolving Advance" has the meaning given in Section 2.1.

         "Revolving Floating Rate" means an annual rate equal to the sum of the Prime Rate plus two percent (2.00%), which annual rate shall change when and as the Prime Rate changes.

         "Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

         "Security Documents" means this Agreement, the Lockbox Agreement, the Patent Security Agreement, and any other document delivered to the Lender from time to time to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

         "Security Interest" has the meaning given in Section 3.1.

         "Special Account" means a specified cash collateral account maintained by a financial institution acceptable to the Lender in connection with Letters of Credit, as contemplated by Section 2.6.

         "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

         "Term Advance" has the meaning specified in Section 2.8.

         "Term Floating Rate" means an annual rate equal to the sum of the Prime Rate plus two percent (2.00%), which annual rate shall change when and as the Prime Rate changes.

         "Term Note" means the Borrower's promissory note, payable to the order of the Lender in substantially the form of Exhibit B hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

         "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date the Borrower terminates the Credit Facility, or (iii) the date the Lender demands payment of the Obligations after an Event of Default pursuant to
Section 8.2.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Texas.

         "Warrant Agreement" means that certain Warrant Agreement dated the date hereof by and between the Borrower and the Lender.

         "Wells Fargo Bank Minnesota" means Wells Fargo Bank Minnesota, National Association, a national banking association.

         "Wells Fargo Bank Minnesota Credit Agreement" means that certain Credit and Security Agreement of even date herewith by and between the Borrower and Wells Fargo Bank Minnesota as the same may be amended, supplemented or restated from time to time.

         "Wells Fargo Bank Minnesota Revolving Advances" means the Revolving Advances as defined in the Wells Fargo Bank Minnesota Credit Agreement, or as the context requires, the outstanding principal balance thereof.

         Section 1.2  Cross References. All references in this Agreement to
                      ----------------
Articles, Sections and subsections, shall be to Articles, Sections and subsections of this Agreement unless otherwise explicitly specified.

                                  ARTICLE II

                    Amount and Terms of the Credit Facility
                    ---------------------------------------

         Section 2.1  Revolving Advances. The Lender agrees, on the terms and
                      ------------------
subject to the conditions herein set forth, to make advances to the Borrower from time to time from the date all of the conditions set forth in Section 4.1 are satisfied (the "Funding Date") to the Termination Date, on the terms and subject to the conditions herein set forth (the "Revolving Advances"). In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts) apply to this Agreement or the Revolving Note or other Loan Documents. Except with respect to the Overadvance Amount, the Lender shall have no obligation to make a Revolving Advance if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances would exceed the Availability less the L/C Amount. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article III. Within the limits set forth in this Section 2.1, the Borrower may borrow, prepay pursuant to Section 2.14 and reborrow. On the Termination Date, the entire unpaid principal balance of the Revolving Note, and all unpaid interest accrued thereon, shall be due and payable. The Borrower agrees to comply with the following procedures in requesting Revolving Advances under this Section 2.1:

               (a) The Borrower shall make each request for a Revolving Advance to the Lender before 11:00 a.m. (Central time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone, specifying the date of the requested Revolving Advance and the amount thereof. Each request shall be by (i) any officer of the Borrower; or (ii) any person designated as the Borrower's agent by any officer of the Borrower in a writing delivered to the Lender; or (iii) any person whom the Lender reasonably believes to be an officer of the Borrower or such a designated agent.

               (b)    Upon fulfillment of the applicable conditions set forth in
         Article IV, the Lender shall disburse the proceeds of the requested Revolving Advance by crediting the same to the Borrower's demand deposit account maintained with Wells Fargo Bank Texas, N.A unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon the Lender's request, the Borrower shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.

         Section 2.2  Overadvance Amount. The Lender agrees, on the terms and
                      ------------------
subject to the conditions herein set forth, to make an advance in excess of that permitted under the Borrowing Base to the Borrower on the Funding Date in the amount of $1,000,000 (the "Overadvance Amount"). The Borrower's obligation to pay the Overadvance Amount shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article III. Except as otherwise provided herein, the Overadvance Amount shall be treated as a Revolving Advance. Amounts of the Overadvance Amount re-paid may not be reborrowed. Upon fulfillment of the applicable conditions set forth in Article IV, the Lender shall deposit the Overadvance Amount to the Borrower's demand deposit account specified in Section 2.1(b) unless the Lender and the Borrower shall agree in writing to another manner of disbursement.

         Section 2.3  Payment of Overadvance Amount. The outstanding principal
                      -----------------------------
balance and all unpaid interest accrued thereon of the Overadvance Amount shall be due and payable on the earlier of (x) the receipt of the Pending Tax Refund or (y) January 1, 2001.

         Section 2.4  Letters of Credit.
                      -----------------

               (a) The Lender agrees, on the terms and subject to the conditions herein set forth, to cause an Issuer to issue, from the Funding Date to the Termination Date, one or more irrevocable standby or documentary letters of credit (each, a "Letter of Credit") for the Borrower's account. The Lender shall have no obligation to cause an Issuer to issue any Letter of Credit if the face amount of the Letter of Credit to be issued, would exceed the lesser of:

                      (i)  $500,000 less the L/C Amount, or

                      (ii) the Borrowing Base less the sum of (x) all
               outstanding and unpaid Advances and (y) the L/C Amount.

         Each Letter of Credit, if any, shall be issued pursuant to a separate L/C Application entered into by the Borrower and the Lender for the benefit of the Issuer, completed in a manner satisfactory to the Lender and the Issuer. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions hereof, but if the terms of any such

         L/C Application and the terms of this Agreement are inconsistent, the terms hereof shall control.

               (b) No Letter of Credit shall be issued with an expiry date later than the Termination Date in effect as of the date of issuance.

               (c) Any request to cause an Issuer to issue a Letter of Credit under this Section 2.4 shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the date of the request.

         Section 2.5  Payment of Amounts Drawn Under Letters of Credit;
                      -------------------------------------------------
Obligation of Reimbursement. The Borrower acknowledges that the Lender, as
---------------------------
co-applicant, will be liable to the Issuer for reimbursement of any and all draws under Letters of Credit and for all other amounts required to be paid under the applicable L/C Application. Accordingly, the Borrower agrees to pay to the Lender any and all amounts required to be paid under the applicable L/C Application, when and as required to be paid thereby, and the amounts designated below, when and as designated:

               (a) The Borrower hereby agrees to pay the Lender on the day a draft is honored under any Letter of Credit a sum equal to all amounts drawn under such Letter of Credit plus any and all reasonable charges and expenses that the Issuer or the Lender may pay or incur relative to such draw and the applicable L/C Application, plus interest on all such amounts, charges and expenses as set forth below (the Borrower's obligation to pay all such amounts is herein referred to as the "Obligation of Reimbursement").

               (b) Whenever a draft is submitted under a Letter of Credit, the Lender shall make a Revolving Advance in the amount of the Obligation of Reimbursement and shall apply the proceeds of such Revolving Advance thereto. Such Revolving Advance shall be repayable in accordance with and be treated in all other respects as a Revolving Advance hereunder.

               (c) If a draft is submitted under a Letter of Credit when the Borrower is unable, because a Default Period then exists or for any other reason, to obtain a Revolving Advance to pay the Obligation of Reimbursement, the Borrower shall pay to the Lender on demand and in immediately available funds, the amount of the Obligation of Reimbursement together with interest, accrued from the date of the draft until payment in full at the Default Rate. Notwithstanding the Borrower's inability to obtain a Revolving Advance for any reason, the Lender is irrevocably authorized, in its sole discretion, to make a Revolving Advance in an amount sufficient to discharge the Obligation of Reimbursement and all accrued but unpaid interest thereon.

               (d) The Borrower's obligation to pay any Revolving Advance made under this Section 2.5, shall be evidenced by the Revolving Note and shall bear interest as provided in Section 2.10.

         Section 2.6  Special Account. If the Credit Facility is terminated for
                      ---------------
any reason whatsoever while any Letter of Credit is outstanding, the Borrower shall thereupon pay the Lender in immediately available funds for deposit in the Special Account an amount equal to the L/C Amount. The Special Account shall be an interest bearing account maintained for the Lender by any financial institution acceptable to the Lender. Any interest earned on amounts deposited in the Special Account shall be credited to the Special Account. Amounts on deposit in the Special Account may be applied by the Lender at any time or from time to time to the Obligations in the Lender's sole discretion, and shall not be subject to withdrawal by the Borrower so long as the Lender maintains a security interest therein. The Lender agrees to transfer any balance in the Special Account to the Borrower at such time as the Lender is required to release its security interest in the Special Account under applicable law.

         Section 2.7  Obligations Absolute. The Borrower's obligations arising
                      --------------------
under Section 2.5 shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of Section 2.5, under all circumstances whatsoever, including (without limitation) the following circumstances:

               (a) any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating to any Letter of Credit (collectively the "Related Documents");

               (b) any amendment or waiver of or any consent to departure from all or any of the Related Documents;

               (c) the existence of any claim, setoff, defense or other right which the Borrower may have at any time, against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), or other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transactions;

               (d) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

               (e) payment by or on behalf of the Issuer or the Lender under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; or

               (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         Section 2.8  Term Advance.
                      ------------

               (a) The Lender agrees, on the terms and subject to the conditions herein set forth, to make a single term loan advance in the amount of $3,000,000 to the Borrower on the Funding Date (the "Term Advance"). The Borrower's obligation to pay the Term Advance shall be evidenced by the Term Note and shall be secured by the Collateral as provided in Article III.

               (b) Provided the applicable conditions set forth in Article IV are satisfied on the Funding Date, the Lender shall deposit the proceeds of the Term Advance if any remaining, after application in accordance with Schedule 2.19 hereto, by crediting the same to the Borrower's demand deposit account specified in Section 2.1(b) unless the Lender and the Borrower shall agree in writing to another manner of disbursement.

         Section 2.9   Payment of Term Note. The outstanding principal balance
                       --------------------
of the Term Note shall be due and payable as follows:

               (a) Beginning on January 1, 2001 and on the first day of each month thereafter, the Borrower shall pay equal monthly installments of $50,000.

               (b) In the event the appraised value of the Borrower's machinery and Equipment pursuant to any appraisal conducted pursuant to the provisions of Section 6.21 is less than the outstanding balance of the Term Note, the Borrower shall prepay the portion of the outstanding principal amount of the Term Note necessary to make the remaining principal amount equal to the lesser of (x) 80% of the orderly liquidation value of the machinery and Equipment shown in such appraisal or (y) 100% of the forced liquidation value of the machinery and Equipment shown in such appraisal.

               (c) On the Termination Date, the entire unpaid principal balance of the Term Note, and all unpaid interest accrued thereon, shall in any event be due and payable.

         Section 2.10  Interest; Minimum Charge; Default Interest;
                       -------------------------------------------
Participations; Usury. Interest accruing on the Notes shall be due and payable
---------------------
in arrears on the first day of each month (each an "Interest Payment Date") commencing January 1, 2001.

               (a) Revolving Note. Except as set forth in Sections 2.10(e) and 2.10(g), the outstanding principal balance of the Revolving Note shall bear interest at the Revolving Floating Rate.

               (b) Overadvance Amount. Except as set forth in Sections 2.10(e) and 2.10(g), the outstanding principal balance of the Overadvance Amount shall bear interest at the Overadvance Floating Rate.

               (c) Term Note. Except as set forth in Sections 2.10(e) and 2.10(g), the outstanding principal balance of the Term Note shall bear interest at the Term Floating Rate.

               (d) Minimum Charge. In addition to the provisions of Sections 2.10(a), 2.10(b) and 2.10(c), the Borrower shall pay to the Lender on each Interest Payment Date an additional commitment fee equal to the difference, if any, between (i) $20,000.00 per calendar month during the term of this Agreement, and (ii) the amount of interest calculated under Sections 2.10(a), 2.10(b), 2.10(c) and 2.10(g).

               (e) Default Interest Rate. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

               (f) Participations. If any Person shall acquire a participation in the Advances under this Agreement, the Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Revolving Floating Rate or the Term Floating Rate, or otherwise elects to accept less than its prorata share of such fees, charges and other amounts due under this Agreement.

               (g) Usury. In any event no rate change shall be put into effect which would result in a rate greater than the Maximum Rate. It is not the intention of the parties to this Agreement to make an agreement in violation of the laws of any applicable jurisdiction relating to usury. Regardless of any provision in any Loan Documents, the Lender shall never be entitled to charge, receive, collect or apply, as interest on the Obligations, any amount in excess of Maximum Rate. If the Lender receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial repayment of principal and treated hereunder as such; and if principal is paid in full, any remaining excess shall be paid to the Borrower. All sums constituting interest under applicable law shall be, to the extent permitted by applicable law, amortized or spread, using the actuarial method, throughout the stated term of the Notes.

         Section 2.11  Fees.
                       ----

               (a) Origination Fee. The Borrower hereby agrees to pay the Lender a fully earned and non-refundable origination fee of $50,000 due and payable upon the execution of this Agreement.

               (b) Unused Line Fee. For the purposes of this Section 2.11(b), "Unused Amount" means the Maximum Line reduced by (i) outstanding Revolving Advances, and (ii) the L/C Amount. The Borrower agrees to pay to the Lender an unused line fee at the rate of one-half percent (.5%) per annum on the average daily Unused Amount from the date of this Agreement to and including the Termination Date, due and payable monthly in arrears on each Interest Payment Date and on the Termination Date.

                  (c) Audit Fees. The Borrower hereby agrees to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $750 per day per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

                  (d) Letter of Credit Fees. The Borrower agrees to pay the Lender a fee with respect to each Letter of Credit, if any, accruing on a daily basis and computed at the annual rate of two percent (2%) of the aggregate amount that may then be drawn on all issued and outstanding Letters of Credit assuming compliance with all conditions for drawing thereunder (the "Aggregate Face Amount"), from and including the date of issuance of such Letter of Credit until such date as such Letter of Credit shall terminate by its terms or be returned to the Lender, due and payable monthly in arrears on the first day of each month and on the Termination Date; provided, however that during
                                            --------  -------
         Default Periods, in the Lender's sole discretion and without waiving any of its other rights and remedies, such fee shall increase to five percent (5%) of the Aggregate Face Amount. Notwithstanding the above, the Borrower shall pay a minimum fee of $100 for each Letter of Credit issued hereunder. The foregoing fee shall be in addition to any and all fees, commissions and charges of any Issuer of a Letter of Credit with respect to or in connection with such Letter of Credit.

                  (e) Letter of Credit Administrative Fees. The Borrower agrees to pay the Lender, on written demand, the administrative fees charged by the Issuer in connection with the honoring of drafts under any Letter of Credit, amendments thereto, transfers thereof and all other activity with respect to the Letters of Credit at the then-current rates published by the Issuer for such services rendered on behalf of customers of the Issuer generally.

         Section 2.12 Computation of Interest and Fees; When Interest Due and
                      -------------------------------------------------------
Payable. Interest accruing on the outstanding principal balance of the Advances
-------
and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days.

         Section 2.13 Capital Adequacy. If any Related Lender determines at any
                      ----------------
time that its Return has been reduced as a result of any Rule Change, such Related Lender may require the Borrower to pay it the amount necessary to restore its Return to what it would have been had there been no Rule Change. For purposes of this Section 2.13:

                  (a) "Capital Adequacy Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

                  (b) "L/C Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding letters of credit, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules imposing taxes, duties or other similar charges, or mandating reserves, special deposits or similar requirements against assets of, deposits with or for the account of, or credit extended by any Related Lender, on letters of credit.

                  (c) "Return", for any period, means the return as determined by such Related Lender on the Advances and Letters of Credit based upon its total capital requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules then in effect and costs of issuing or maintaining any Letter of Credit. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

                  (d) "Rule Change" means any change in any Capital Adequacy Rule or L/C Rule occurring after the date of this Agreement, but the term does not include any changes in applicable requirements that at the Closing Date are scheduled to take place under the existing Capital Adequacy Rules or the L/C Rules or any increases in the capital that any Related Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of the financial condition of such Related Lender.

                  (e) "Related Lender" includes (but is not limited to) the Lender, the Issuer, any parent corporation of the Lender or the Issuer and any assignee of any interest of the Lender hereunder and any participant in the loans made hereunder.

Certificates of any Related Lender sent to the Borrower from time to time claiming compensation under this Section 2.13, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Related Lender hereunder to restore its Return shall be conclusive absent manifest error. In determining such amounts, the Related Lender may use any reasonable averaging and attribution methods.

         Section 2.14 Voluntary Prepayment; Reduction of the Maximum Line;
                      ---------------------------------------------------
Termination of the Credit Facility by the Borrower. Except as otherwise provided
--------------------------------------------------
herein, the Borrower may prepay the Revolving Advances in whole at any time or from time to time in part. The Borrower may prepay the Overadvance Amount (other than in accordance with Section 2.3) in whole or in part without notice or penalty. The Borrower may prepay the Term Advance (other than in accordance with Section 2.9), terminate the Credit Facility or reduce the Maximum Line at any time if it (i) gives the Lender at least 30 days' prior written notice and (ii) pays the Lender the prepayment, termination or line reduction fees in accordance with Section 2.15. Any prepayment of the Overadvance Amount (other than in accordance with Section 2.3), the Term Advance (other than in accordance with
Section 2.9) or reduction in the Maximum Line must be in an amount not less than $100,000 or an integral multiple thereof. If the Borrower reduces the Maximum Line to zero, all Obligations shall be immediately due and payable. Any partial prepayments of the Term Note shall be applied to principal payments due and owing in inverse order of their maturities. Upon termination of the Credit Facility and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law.

         Section 2.15  Termination, Line Reduction Fees and Prepayment Fees;
                       -----------------------------------------------------
Waiver of Termination and Line Reduction Fees.
---------------------------------------------

                  (a) Termination and Line Reduction Fees. If the Credit Facility is terminated for any reason as of a date other than the Maturity Date, or the Borrower reduces the Maximum Line, the Borrower shall pay to the Lender a fee in an amount equal to a percentage of the Maximum Line (or the reduction, as the case may be) as follows: (i) three percent (3%) if the termination or reduction occurs on or before December 31, 2001; (ii) two percent (2%) if the termination or reduction occurs after December 31, 2001 but on or before December 31, 2002; and (iii) one percent (1%) if the termination or reduction occurs after December 31, 2002.

                  (b) Prepayment Fees. If the Term Note is prepaid for any reason except in accordance with Section 2.9, the Borrower shall pay to the Lender a fee in an amount equal to a percentage of the amount prepaid as follows: (i) three percent (3%) if the termination or reduction occurs on or before December 31, 2001; (ii) two percent (2%) if the termination or reduction occurs after December 31, 2001 but on or before December 31, 2002; and (iii) one percent (1%) if the termination or reduction occurs after December 31, 2002.

                  (c) Waiver of Termination, Line Reduction and Prepayment Fees. The Borrower will not be required to pay the termination, line reduction and prepayment fees otherwise due under this Section 2.15 if such termination, line reduction or prepayment is made because of increased cash flow generated from the Borrower's operations or refinancing by an Affiliate of the Lender occurring after the first anniversary of the Funding Date.

         Section 2.16 Mandatory Prepayment. Without notice or demand, if the
                      --------------------
outstanding principal balance of the Revolving Advances plus the L/C Amount shall at any time exceed the Borrowing Base, the Borrower shall (i) first, immediately prepay the Revolving Advances to the extent necessary to eliminate such excess, and (ii) if prepayment in full of the Revolving Advances is insufficient to eliminate such excess, pay to the Lender in immediately available funds for deposit into the Special Account an amount equal to any remaining excess. Any payment received by the Lender under this Section 2.16 or under Section 2.14 may be applied to the Obligations, in such order and in such amounts as the Lender, in its discretion, may from time to time determine; provided that any prepayment under Section 2.14 which the Borrower designates as a partial prepayment of the Term Note shall be applied to principal installments of the Term Note in inverse order of maturity.

         Section 2.17  Payment. All payments to the Lender shall be made in
                       -------
immediately available funds and shall be applied to the Obligations two (2) Banking Days after receipt by the Lender. The Lender may hold all payments not constituting immediately available funds for three (3) additional Banking Days before applying them to the Obligations. Notwithstanding anything in Section 2.1, the Borrower hereby authorizes the Lender, in its discretion at any time or from time to time without the Borrower's request and even if the conditions set forth in Section 4.2 would not be satisfied, to make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable.

         Section 2.18  Payment on Non-Banking Days. Whenever any payment to be
                       ---------------------------
made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

         Section 2.19  Use of Proceeds. The Borrower shall use the proceeds of
                       ---------------
Advances only for ordinary working capital purposes and as set forth on Schedule
2.19 hereto.

         Section 2.20  Liability Records. The Lender may maintain from time to
                       -----------------
time, at its discretion, liability records as to the Obligations. All entries made on any such record shall be presumed correct absent manifest error or unless the Borrower establishes the contrary. Upon the Lender's demand, the Borrower will admit and certify in writing the exact principal balance of the Obligations that the Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless the Borrower gives the Lender specific written notice of exception within 30 days after receipt absent manifest error.

         Section 2.21  Automatic Renewal. Unless terminated (a) by the Lender
                       -----------------
(i) by giving written notice to the Borrower no less than ninety (90) days prior to the Maturity Date or (ii) in accordance with Section 8.2, or (b) by the Borrower (i) by giving written notice to the Lender no less than ninety (90) days prior to the Maturity Date or (ii) in accordance with Section 2.14, the Credit Facility shall remain in effect until the Original Maturity Date, and, thereafter, shall automatically renew for successive one-year periods; provided, however that the Credit Facility shall not renew unless the credit facility under the Wells Fargo Bank Minnesota Credit Agreement is extended for the same renewal term. "Maturity Date" shall initially mean the Original Maturity Date; provided, however, that if at any time the Credit Facility has been automatically renewed, "Maturity Date" shall mean the one-year anniversary of the date that was formerly the Maturity Date.

                                  ARTICLE III

                     Security Interest; Occupancy; Setoff
                     ------------------------------------

         Section 3.1  Grant of Security Interest. The Borrower hereby pledges,
                      --------------------------
assigns and grants to the Lender a security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of the Obligations.

         Section 3.2  Notification of Account Debtors and Other Obligors. The
                      --------------------------------------------------
Lender may at any time (during a Default Period) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

         Section 3.3  Assignment of Insurance. As additional security for the
                      -----------------------
payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

         Section 3.4  Occupancy.
                      ---------

                 (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of the Premises at any time during a Default Period.

                  (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

                  (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Commitments, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                  (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

         Section 3.5  License. The Borrower hereby grants to the Lender a
                      -------
non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

         Section 3.6  Financing Statement. A carbon, photographic or other
                      -------------------
reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

                  Name and address of Debtor:
                  RF Monolithics, Inc.
                  4347 Sigma Road
                  Farmers Branch, TX  75244
                  Federal Tax Identification No.: 75-1638027

                  Name and address of Secured Party:
                  Wells Fargo Business Credit, Inc.
                  4975 Preston Park Blvd., Suite 280
                  Plano, Texas 75093
                  Federal Tax Identification No.: 41-1237652

The Borrower hereby (i) authorizes the Secured Party to file one or more UCC financing statements describing the Collateral, which financing statements may contain broader collateral descriptions than the descriptions set forth herein and (ii) agrees to execute UCC financing statements covering the Collateral when and as requested by the Lender from time to time.

          Section 3.7 Setoff.  The Borrower agrees that the Lender may at any
                      ------
time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

                                  ARTICLE IV

                             Conditions of Lending
                             ---------------------

         Section 4.1  Conditions Precedent to the Initial Revolving Overadvance
                      ---------------------------------------------------------
and Term Advances. The Lender's obligation to make the initial Revolving and
-----------------
Term Advances, including the Overadvance Amount, or cause to be issued the initial Letter of Credit hereunder shall be subject to the condition precedent that the Borrower shall have satisfied and/or the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                  (a)      This Agreement, properly executed by the Borrower.

                  (b)      The Notes, properly executed by the Borrower.

                  (c) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

                  (d) The Patent Security Agreement, properly executed by the Borrower.

                  (e)      The Guaranty, properly executed by the Guarantor.

                  (f) The Lockbox Agreement, properly executed by the Borrower, Regulus West LLC, and Wells Fargo Bank Texas, N.A.

                  (g) The Borrower has simultaneously entered into the Wells Fargo Bank Minnesota Credit Agreement and all conditions precedent to the initial Advance set forth therein have been satisfied or waived by Wells Fargo Bank Minnesota.

                  (h) The Warrant Agreement, properly executed by the Borrower.

                  (i) The Registration Rights Agreement, properly executed by the Borrower.

                  (j) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements have been filed and remain in effect against the Borrower except those financing statements relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest as first in priority to all other perfected security interests, to the extent the Security Interest is capable of being perfected by filing. Within 90 days after the Funding Date the Borrower shall provide searches of appropriate filing offices showing that no assignment of patents, trademarks or copyrights have been filed and remain in effect against the Borrower.

                  (k) A certificate of the Borrower's Secretary or Assistant Secretary certifying as to (i) the resolutions of the Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's certificate of incorporation and bylaws, and (iii) the signatures of the Borrower's officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

                  (l) A certificate of an officer of the Borrower confirming the representations and warranties set forth in Article V.

                  (m) A current certificate issued by the Secretary of State of Delaware, certifying that the Borrower is in compliance with all applicable organizational requirements of the State of Delaware and is in existence in good standing.

                  (n) A current certificate issued by the Secretary of State of Texas, certifying that the Borrower is duly licensed and qualified to transact business in the State of Texas.

                  (o) An opinion of counsel to the Borrower, addressed to the Lender, and in form and substance reasonably acceptable to the Lender.

                  (p) Evidence that (i) Borrower satisfies the Minimum Availability requirement as of the Funding Date, after giving effect to the initial Advances and the payment in full of the indebtedness required to be paid pursuant to subsection (r) of this Section 4.1 below and (ii) there is sufficient Availability for the Borrower to pay all of its trade payables as of the Funding Date which are over 60 days past the invoice date.

                  (q) Evidence that the net proceeds from the Borrower's issuance of equity securities pursuant to a Unit Subscription Agreement between the Borrower and certain investors in the amount of at least $1,550,000 have been deposited into the Borrower's demand deposit account with Wells Fargo Bank Texas, N.A.

                  (r) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

                  (s) Payment of the fees and commissions due through the date of the initial Advance under Section 2.11 and expenses incurred by the Lender through such date and required to be paid by the Borrower under
         Section 9.6, including all legal expenses incurred through the date of this Agreement.

                  (t) Evidence that all indebtedness and lease obligations of the Borrower to Bank One, Texas, NA and its affiliates have been paid in full or will be paid out of the proceeds of the initial Advances.

                  (u) An executed IRS form 2848 from Borrower granting the Lender (i) the right to request and receive information regarding the Pending Tax Refund and (ii) the right to receive or to designate a representative of Lender to receive the Pending Tax Refund.

                  (v) Such other documents as the Lender may reasonably require.

         Section 4.2  Conditions Precedent to All Advances. The Lender's
                      ------------------------------------
obligation to make each Advance or to cause the Issuer to issue any Letter of Credit shall be subject to the further conditions precedent that on such date:

                  (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance or issuance of Letter of Credit as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                  (b) no event has occurred and is continuing, or would result from such Advance or the issuance of such Letter of Credit, as the case may be, which constitutes a Default or an Event of Default.


                                   ARTICLE V

                        Representations and Warranties
                        ------------------------------

         The Borrower represents and warrants to the Lender as follows:

         Section 5.1   Corporate Existence and Power; Name; Chief Executive
                       ----------------------------------------------------
Office; Inventory and Equipment Locations; Tax Identification Number. The
--------------------------------------------------------------------
Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its existence, the Borrower has done business solely under the names set forth in Schedule 5.1 hereto. The Borrower's chief executive office and principal place of business is located at the address set forth in Schedule
5.1 hereto, and all of the Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or the other locations set forth in Schedule 5.1 hereto.

         Section 5.2 Authorization of Borrowing; No Conflict as to Law or
                     ----------------------------------------------------
Agreements. The execution, delivery and performance by the Borrower of the Loan
----------
Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the Borrower's stockholders; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except Eximbank; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Borrower's certificate of incorporation or bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

         Section 5.3  Legal Agreements. This Agreement constitutes and, upon due
                      ----------------
execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

         Section 5.4  Subsidiaries.  The Borrower has no Subsidiaries except
                      ------------
as disclosed on Schedule 5.4 attached hereto. The Guarantor's net assets are less than $5,000.

         Section 5.5  Financial Condition; No Adverse Change. The Borrower has
                      --------------------------------------
heretofore furnished to the Lender its unaudited financial statements for its fiscal year ended August 31, 2000 and its unaudited financial statements for the months ended September 30, 2000 and October 31, 2000 and those statements fairly present in all material respects the Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in the Borrower's business, properties or condition (financial or otherwise).

         Section 5.6  Litigation. There are no actions, suits or proceedings
                      ----------
pending or, to the Borrower's knowledge, threatened against or affecting the Borrower or any of its Affiliates or the properties of the Borrower or any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates.

         Section 5.7  Regulation U. The Borrower is not engaged in the business
                      ------------
of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         Section 5.8  Taxes. The Borrower and its Affiliates have paid or caused
                      -----
to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower or any Affiliate, as the case may be, are required to be filed, and the Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due other than any tax the amount of which, applicability, or validity is being contested in good faith by appropriate proceedings and (x) for which proper reserves have been made, (y) there is no risk of forfeiture of Collateral during the pendency of such action, and (z) any lien arising as a result of such tax is at all times junior in priority to the Lender's security interest in the Collateral.

         Section 5.9  Titles and Liens. The Borrower has good and indefeasible
                      ----------------
title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest financial statements referred to in Section 5.5 and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for Permitted Liens. No financing statement naming the Borrower as debtor is on file in any office except to perfect only Permitted Liens. Upon the proper filing of a UCC financing statement in Texas describing the Collateral, the Lender's Security Interest in the Collateral will constitute a valid, perfected security interest in the Collateral capable of being perfected by filing, prior to all other security interests of any other Person except for the security interest of Wells Fargo Bank Minnesota in the Export Collateral.

         Section 5.10 Plans. Except as disclosed to the Lender in writing prior
                      -----
to the date hereof, neither the Borrower nor any of its Affiliates maintains or has maintained any Plan. Neither the Borrower nor any Affiliate has received any notice or has any knowledge to the effect that it is not in compliance with any of the material requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither the Borrower nor any of its Affiliates has:

                  (a) Any accumulated funding deficiency within the meaning of ERISA; or

                  (b) Any liability or knows of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which or which may become payable to participants or beneficiaries of any such Plan).

         Section 5.11      Default. The Borrower is in compliance with all
                           -------
provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the Borrower's financial condition, properties or operations.

         Section 5.12      Environmental Matters.
                           ---------------------

                  (a)      Definitions. As used in this Agreement, the
                           -----------
         following terms shall have the following meanings:

                           (i) "Environmental Law" means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

                           (ii) "Hazardous Substances" means pollutants,
                  contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

                  (b) To the Borrower's best knowledge, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for either the Borrower or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability.

                  (c) To the Borrower's best knowledge, the Borrower has not disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law, except for liabilities in the aggregate amount of less than $25,000 and with respect to which no liens have attached to any of the Collateral.

                  (d) There are not and there never have been any requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or the Borrower, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To the Borrower's best knowledge, no such matter is threatened or impending.

                  (e) To the Borrower's best knowledge, the Borrower's businesses are and have in the past always been conducted in compliance in all material respects with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrower's possession and are in full force and effect. No permit required under any Environmental Law is scheduled to expire within 12 months for which renewal is not expected to be obtained and there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

                  (f) To the Borrower's best knowledge, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

                  (g) The Borrower has delivered to Lender all environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or Borrower's businesses.

         Section 5.13 Submissions to Lender. All financial and other information
                      ---------------------
provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

         Section 5.14 Financing Statements. The Borrower has provided to the
                      --------------------
Lender signed financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

         Section 5.15 Rights to Payment. Each right to payment and each
                      -----------------
Instrument, document, Chattel Paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation.

         Section 5.16   Financial Solvency. Both before and after giving effect
                        ------------------
to the transactions contemplated in the Loan Documents, none of the Borrower or its Affiliates:

                  (a) was or will be insolvent, as that term is used and defined in Section 101(32) of the United States Bankruptcy Code and
         Section 2 of the Uniform Fraudulent Transfer Act;

                  (b) has unreasonably small capital or is engaged or about to engage in a business or a transaction for which any remaining assets of the Borrower or such Affiliate are unreasonably small;

                  (c) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

                  (d) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; and

                  (e) at this time contemplates filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law any jurisdiction, nor, to the best knowledge of the Borrower, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

                                  ARTICLE VI

                       Borrower's Affirmative Covenants
                       --------------------------------

         So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

         Section 6.1    Reporting Requirements. The Borrower will deliver, or
                        ----------------------
cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

                 (a) except with respect To the FYE August 31, 2000, which shall be delivered no later than December 15, 2000, as soon as available, and in any event on the earlier of (x) the date the Borrower files its annual report on SEC form 10-K and (y) 90 days after the end of each fiscal year of the Borrower, the Borrower's audited financial statements with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the Borrower's balance sheet as at the end of such fiscal year and the related statements of the Borrower's income, retained earnings and cash flows for the fiscal year then ended, prepared, on a consolidating and consolidated basis to include the Guarantor and any Affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared and delivered by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.16, 6.17, 6.18 and 7.10; and (iii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                  (b) as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include the Guarantor and any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a Compliance Certificate signed by the Borrower's chief financial officer stating (i) that such financial statements have been prepared in accordance with GAAP, subject to normal year- end audit adjustments, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.16, 6.17, 6.18, and 7.10;

                  (c) within 15 days after the end of each month or more frequently if the Lender so requires, agings of the Borrower's accounts receivable and its accounts payable, an inventory certification report, and a calculation of the Borrower's Accounts, Eligible Accounts, Inventory and Eligible Inventory as of the end of such month or shorter time period;

                  (d) at least 10 days before the beginning of each fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as having been prepared in good faith and no more positive as to the Borrower's operating results or financial condition than the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its reasonable discretion require;

                  (e) within 5 Banking Days after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section 5.12 or which seek a monetary recovery against the Borrower in excess of $10,000;

                  (f) as promptly as practicable (but in any event not later than five business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

                  (g) as soon as possible and in any event within 30 days after the Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrower's chief financial officer setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

                  (h) as soon as possible, and in any event within 10 days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Borrower's chief financial officer setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

                  (i) promptly upon knowledge thereof, notice of (i) any disputes or claims by the Borrower's customers exceeding $10,000 individually or $25,000 in the aggregate during any fiscal year; (ii) credit memos; (iii) any goods returned to or recovered by the Borrower; and (iv) any change in the persons constituting the Borrower's officers and directors; provided, however, that events described in clauses (ii) and (iii) may be reported using the daily collateral report provided to the Lender.

                  (j) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

                  (k) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders;

                  (l) promptly after the sending or filing thereof, copies of all regular and periodic reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange;

                  (m) as soon as possible, and in any event by not later than five Banking Days after the earlier of the due date or filing date thereof each year, copies of the franchise and federal and state income tax returns of the Borrower and all schedules thereto and any and all other state tax returns of the Borrower no later than five Banking Days of the Lender's request for the same;

                  (n) promptly upon knowledge thereof, notice of the Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect the Borrower's business or its financial condition;

                  (o) within 5 days after knowledge thereof, notice of a change in ownership of the Premises or any parcel thereof; and

                  (p) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may reasonably request.

         Section 6.2  Books and Records; Inspection and Examination. The
                      ---------------------------------------------
Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the Borrower's affairs with any of its directors, officers, employees or agents. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrower at any time during ordinary business hours.

         Section 6.3  Account Verification. The Lender may at any time and from
                      --------------------
time to time send or require the Borrower to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

         Section 6.4  Compliance with Laws.
                      --------------------

                  (a) The Borrower will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                  (b) Without limiting the foregoing undertakings, the Borrower specifically agrees that it will comply in all material respects with all applicable Environmental Laws and obtain and comply in all material respects with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law.

         Section 6.5  Payment of Taxes and Other Claims. The Borrower will pay
                      ---------------------------------
or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

         Section 6.6  Maintenance of Properties. The Borrower will: (a) keep and
                      -------------------------
maintain the Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Lender's judgment, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender; (b) defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein; and (c) keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

         Section 6.7  Insurance. The Borrower will obtain and at all times
                      ---------
maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times maintain business interruption insurance including coverage for force majeure and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

         Section 6.8  Preservation of Existence. The Borrower will preserve and
                      -------------------------
maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

         Section 6.9  Delivery of Instruments, etc. The Borrower will promptly
                      ----------------------------
deliver to the Lender in pledge all Instruments payable to it or any Subsidiary. In addition, the Borrower will deliver to the Lender all Chattel Paper evidencing a right to payment in excess of $5,000.

         Section 6.10 Chattel Paper. The Borrower will shall place the following
                      -------------
legend in conspicuous type on all Chattel Paper (including electronic Chattel Paper) it creates:

                  "This Chattel Paper has been assigned to Wells Fargo Business Credit, Inc. (the "Secured Party") Further assignment of this Chattel Paper violates the rights of the Secured Party."

         Section 6.11 Lockbox; Collateral Account.
                      ---------------------------

                  (a) For so long as the Credit Facility is in existence or any Obligations are outstanding, the Borrower shall irrevocably direct all present and future Account debtors and other Persons obligated to make payments constituting Domestic Collateral to make such payments directly to the Lockbox. All of the Borrower's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account or any other amount constituting Domestic Collateral shall conspicuously direct that all payments be made to the Lockbox and shall include the Lockbox address. All payments received in the Lockbox shall be processed to the Collateral Account.

                  (b) The Borrower agrees to deposit in the Collateral Account or, at the Lender's option, to deliver to the Lender all collections on Accounts other than Export Related Accounts, contract rights, chattel paper and other rights to payment constituting Domestic Collateral, and all other cash proceeds of Domestic Collateral, which the Borrower may receive directly notwithstanding its direction to Account debtors and other obligors to make payments to the Lockbox, immediately upon receipt thereof, in the form received, except for the Borrower's endorsement when deemed necessary. Until delivered to the Lender or deposited in a Collateral Account, all proceeds or collections of such Domestic Collateral shall be held in trust by the Borrower for and as the property of the Lender and shall not be commingled with any funds or property of the Borrower.

                  (c) Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations.

                  (d) All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. The Lender from time to time at its discretion may, after allowing three (3) Banking Days, apply deposited funds in the Collateral Account to the payment of the Obligations, in any order or manner of application satisfactory to the Lender, by transferring such funds to the Lender's general account.

                  (e) All items deposited in the Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by the Borrower.

         Section 6.12 Performance by the Lender. If the Borrower at any time
                      -------------------------
fails to perform or observe any of the foregoing covenants contained in this
Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7 and 6.11, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Floating Rate. To facilitate the Lender's performance or observance of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower during any Default Period any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.12.

         Section 6.13 Control Agreements. Upon request by the Lender, the
                      ------------------
Borrower hereby agrees to cooperate with the Lender in obtaining a control agreement in form and substance reasonably satisfactory to the Lender with respect to Collateral consisting of deposit accounts, letter of credit rights and Investment Property sufficient to perfect the Lender's Security Interest in such Collateral.

         Section 6.14 Application of Pending Tax Refund. The Borrower shall
                      ---------------------------------
deposit the proceeds of its Pending Tax Refund immediately upon receipt thereof into the Collateral Account, which shall be applied first to the payment in full of the Overadvance Amount and, second, to the outstanding Revolving Advances.

         Section 6.15 Perfection of Intellectual Property Security Interest. No
                      -----------------------------------------------------
later than 90 days after the Funding Date, the Borrower shall execute and file in all appropriate filing offices such instruments as may be required to properly perfect the security interests granted pursuant to the Patent Security Agreement. The Borrower shall provide the Lender with updates on its progress in obtaining the perfection of such security interests in all foreign jurisdictions every thirty days after the Funding Date until all such security interests are properly perfected as first priority security interests.

         Section 6.16 Minimum Book Net Worth. The Borrower will maintain, during
                      ----------------------
each period described below, its Book Net Worth of an amount not less than the amount set forth below:

                  (a) From September 1, 2000 through November 30, 2000, a minimum Book Net Worth of not less than $28,886,000;

                  (b) From December 1, 2000 through the Funding Date, a minimum Book Net Worth of not less than $28,386,000;

                  (c) From the Funding Date through February 28, 2001, a minimum Book Net Worth of not less than $30,295,995;

                  (d) From March 1, 2001 through May 31, 2001, a minimum Book Net Worth of not less than $29,795,995;

                  (e) From June 1, 2001 through August 31, 2001, a minimum Book Net Worth of not less than $30,295,995; and

                  (f) From September 1, 2001 through November 30, 2001, a minimum Book Net Worth of not less than the Book Net Worth as of FYE August 31, 2001 minus $1,500,000.

         Section 6.17 Quarterly Minimum Net Income. The Borrower will achieve:
                      ----------------------------
(a) during the three month fiscal period ending on November 30, 2000, a minimum Net Income of greater than ($1,500,000); (b) during the six month fiscal period ending on February 28, 2001, a minimum Net Income of greater than ($2,000,000);
(c) during the nine month fiscal period ending on May 31, 2001, a minimum Net Income of greater than ($2,500,000); (d) during the fiscal year ending on August 31, 2001, a minimum Net Income of greater than ($2,000,000); and (e) during the three month fiscal period from August 31, 2001, to November 30, 2001, a minimum Net Income of greater than ($1,500,000).

         Section 6.18 Monthly Minimum Net Income. The Borrower will achieve, as
                      --------------------------
of the end of each month during the fiscal year ended August 31, 2001, other than the months of September and October, minimum Net Income of greater than
<$500,000>.


         Section 6.19 New Covenants. On or before December 1, 2001, the Borrower
                      -------------
and the Lender shall agree on new covenant levels for Sections 6.16, 6.17, 6.18 and 7.10 for periods after such date. The new covenant levels will be based on Borrower's projections for such periods and shall be no less stringent than the present levels. In addition, the Lender may readjust the covenant levels (x) set forth in Section 6.16 to new levels determined in its sole discretion in the event the Borrower issues additional equity securities after the Funding Date or
(y) set forth in Sections 6.16, 6.17 and 6.18 in the event Borrower assumes any new term indebtedness or capital lease obligations.

         Section 6.20 Quarterly Inspection and Review. The Borrower shall
                      -------------------------------
cooperate with and assist the Lender and its agents in conducting a field examination, audit and appraisal of the Collateral once every quarter while any Obligations remain outstanding for the purpose of determining the value of the Collateral, verification of the Borrowing Base and Borrower's compliance with the Loan Documents. The field examination shall include an inspection and valuation of the Inventory, a book audit of Borrower's Accounts and a review of the accounts receivable aging report. During any Default Period, the Lender may require more frequent exams. The costs of such field exams shall be paid by the Borrower.

         Section 6.21 Machinery and Equipment Appraisal. At any time after the
                      ---------------------------------
first anniversary of the Funding Date, the Lender may arrange for one or more appraisals of the Borrower's machinery and Equipment by a qualified appraiser selected by the Lender at such times as the Lender may determine. The scope of the appraisals shall be at the Lender's sole discretion. The costs of such appraisals shall be paid by the Borrower and the Borrower shall cooperate with and assist the Lender and its agents in conducting such appraisals.

         Section 6.22 Location of Collateral; Acknowledgment from Bailees. The
                      ---------------------------------------------------
Debtor will not permit the Collateral to be kept at any location not set forth on Schedule 5.1 hereto. In the event Collateral is in the possession of a third party, upon request of the Lender, Debtor will join with Secured Party in notifying the third party of Secured Party's security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of the Secured Party.

         Section 6.23 Application to Expedite Payment of Pending Tax Refund. No
                      -----------------------------------------------------
later than December 15, 2000, the Borrower shall file a request to expedite payment of the Pending Tax Refund on IRS Form 911 with the Taxpayer Advocate Office located in Austin, Texas on grounds of hardship and shall furnish a copy of the same to the Lender.

                                  ARTICLE VII

                              Negative Covenants
                              ------------------

         So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower agrees that, without the Lender's prior written consent:

         Section 7.1  Liens. The Borrower will not create, incur or suffer to
                      -----
exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of the
                         ---------  -------
foregoing, the following (collectively, "Permitted Liens"):

                  (a) in the case of any of the Borrower's property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower's business or operations as presently conducted;

                  (b) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in
         Schedule 7.1 hereto, securing indebtedness for borrowed money permitted under Section 7.2;

                  (c) the Security Interest and liens and security interests created by the Security Documents;

                  (d) liens in favor of Wells Fargo Bank Minnesota provided such Liens are subordinate to the Security Interest in the Domestic Collateral;

                  (e) purchase money security interests (including capital leases) relating to permitted Capital Expenditures under Section 7.10 not exceeding the lesser of cost or fair market value thereof so long as no Default Period is then in existence and none would exist immediately after such acquisition;

                  (f) liens for taxes not then delinquent or the amount, applicability or validity of which is being contested in good faith by appropriate proceedings for which proper reserves have been made and
         (x) which do not materially interfere with the Borrower's business or operations as presently conducted, (y) there is no risk of forfeiture of Collateral during the pendency of such action, and (z) any lien arising as a result of such tax is at all times junior in priority to the Lender's security interest in the Collateral;

                  (g) any landlord's lien on fixtures or personal property arising by operation of law to the extent such lien is subordinate to the security interest of the Lender in the Collateral and the rent secured thereby is not in default; and

                  (h) any judgment lien which is subordinate to the security interest of the Lender in the Collateral in an amount not exceeding $25,000 so long as (x) the finality of such judgment is being contested in good faith by appropriate proceedings, (y) for which proper reserves have been made and (z) such proceedings or such lien does not materially interfere with the Borrower's business or operations as presently conducted.

         Section 7.2  Indebtedness. The Borrower will not incur, create, assume
                      ------------
or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                  (a) indebtedness arising hereunder;

                  (b) indebtedness of the Borrower in existence on the date hereof and listed in Schedule 7.2 hereto including any renewals or extensions thereof; and

                  (c) indebtedness relating to liens permitted in accordance with Section 7.1.

         Section 7.3  Guaranties. The Borrower will not assume, guarantee,
                      ----------
endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                  (a) the endorsement of negotiable instruments by the Borrower for deposit or collection or similar transactions in the ordinary course of business; and

                  (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 7.2 hereto.

         Section 7.4  Investments and Subsidiaries.
                      ----------------------------

                  (a) The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

                      (i) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of

                  $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                      (ii) travel advances or loans to the Borrower's officers and employees not exceeding at any one time an aggregate of $50,000; and

                      (iii) advances in the form of progress payments for
                  the purchase of capital assets permitted pursuant to Section 7.10, prepaid rent not exceeding one month and security deposits maintained in the ordinary course of business.

                  (b) The Borrower will not create or permit to exist any Subsidiary except the Guarantor and any successor company that obtains similar tax benefits provided that such company executes a guaranty on substantially the same terms as the Guaranty immediately upon its formation. The Borrower will not permit the Guarantor's net assets and the net assets of any successor company permitted to be formed under the preceding sentence at any one time to exceed $5,000 in the aggregate other than commissions realized in the ordinary course of business to the extent the same are transferred to the Borrower within 5 Banking Days after payment thereof.

                  (c) Within 90 days after the Funding Date, the Borrower shall cause the Guarantor to execute and deliver (x) a security agreement (or other appropriate document) granting the Lender a blanket lien in all of its assets as additional security for the Guaranty, and take any other actions as may be necessary to cause the security interests granted thereby to be perfected under applicable law as first priority security interests and (y) a legal opinion in form and substance reasonably acceptable to the Lender relating to the due authorization, execution and delivery of the security agreement and the enforceability thereof under applicable law.


         Section 7.5  Dividends. The Borrower will not declare or pay any
                      ---------
dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

         Section 7.6  Sale or Transfer of Assets; Suspension of Business
                      --------------------------------------------------
Operations. The Borrower will not sell, lease, assign, transfer or otherwise
----------
dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property other than obsolete or worn-out Equipment in the aggregate value of $25,000 or less during any fiscal year without prior or present receipt of full and adequate consideration.

         Section 7.7  Consolidation and Merger; Asset Acquisitions. The Borrower
                      --------------------------------------------
will not dissolve, consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

         Section 7.8  Sale and Leaseback. The Borrower will not enter into any
                      ------------------
arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

         Section 7.9  Restrictions on Nature of Business. The Borrower will not
                      ----------------------------------
engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

         Section 7.10 Capital Expenditures. The Borrower will not incur or
                      --------------------
contract to incur Capital Expenditures of more than $3,500,000 in the aggregate during fiscal year 2001 of which not more than $1,500,000 shall be unfinanced.

         Section 7.11 Accounting. The Borrower will not adopt any material
                      ----------
change in accounting principles other than as required by GAAP. The Borrower will not adopt, permit or consent to any change in its fiscal year.

         Section 7.12 Discounts, etc. The Borrower will not, after notice from
                      --------------
the Lender, grant any discount, credit or allowance to any customer of the Borrower or accept any return of goods sold, or at any time (whether before or after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrower.

         Section 7.13 Defined Benefit Pension Plans. The Borrower will not
                      -----------------------------
adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10.

         Section 7.14 Other Defaults. The Borrower will not permit any breach,
                      --------------
default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrower.

         Section 7.15 Place of Business; Name. The Borrower will not transfer
                      -----------------------
its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name or place of incorporation.

         Section 7.16 Organizational Documents. The Borrower will not amend its
                      ------------------------
certificate of incorporation, certificate of incorporation or bylaws except to permit the issuance of additional equity securities provided such amendment does not adversely affect the Lender's rights or remedies.

         Section 7.17 Salaries. The Borrower will not pay excessive or
                      --------
unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or, without the prior approval of the independent members of the Borrower's Board of Directors, increase the salary, bonus, commissions, consultant fees or other compensation of any director, officer or consultant, or any member of their families, by more than ten percent (10%) in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment or improvements in operating results compared to the preceding period or periods.


                                 ARTICLE VIII

                    Events of Default, Rights and Remedies
                    --------------------------------------

         Section 8.1  Events of Default.  "Event of Default", wherever used
                      -----------------
herein, means any one of the following events:

                  (a) Default in the payment of the Obligations when they become due and payable; Failure to pay when due any amount specified in
         Section 2.5 relating to the Borrower's Obligation of Reimbursement, or failure to pay immediately when due or upon termination of the Credit Facility any amounts required to be paid for deposit in the Special Account under Section 2.6;

                  (b) Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrower under this Agreement;

                  (c) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement;

                  (d) The Borrower shall be or become insolvent (as such term is defined in Section 5.16(a) hereof), or admit in writing its or his inability to pay its or his debts as they mature, or make an assignment for the benefit of creditors; or the Borrower shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or him or for all or any substantial part of its or his property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower, as the case may be; or the Borrower shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it or him under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower for an amount in excess of $25,000 at any one time in the aggregate;

                  (e) A petition shall be filed by or against the Borrower under the United States Bankruptcy Code naming the Borrower as debtor;

                  (f) Any representation or warranty made by the Borrower in this Agreement, or by the Borrower (or any of its officers) in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement shall prove to have been incorrect in any material respect when deemed to be effective;

                  (g) The rendering against the Borrower of a final judgment, decree or order for the payment of money in excess of $25,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

                  (h) A default under any bond, debenture, note or other evidence of indebtedness of the Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

                  (i) Any Reportable Event, which the Lender determines in good faith constitutes grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or the Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or the Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the Borrower's assets in favor of the Plan;

                  (j) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any note;

                  (k) The Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the Lender's prior written consent;

                  (l) The Borrower shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued;

                  (m) Default in the payment of any amount owed by the Borrower to the Lender other than any indebtedness arising hereunder;

                  (n) Any of David M. Kirk, James P. Farley, Darrell Ash or Jon Prokop cease to be actively involved in the day-to-day management of the Borrower;

                  (o) The Borrower fails to deliver a new landlord's waiver acceptable to the Lender within 30 days following a change in ownership of the Premises;

                  (p) An Event of Default shall occur under the Wells Fargo Bank Minnesota Credit Agreement;

                  (q) Any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

         Section 8.2  Rights and Remedies. During any Default Period, the Lender
                      -------------------
may exercise any or all of the following rights and remedies:

                  (a) the Lender may, by notice to the Borrower, declare the Commitments to be terminated, whereupon the same shall forthwith terminate;

                  (b) the Lender may, by notice to the Borrower, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrower hereby expressly waives;

                  (c) the Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender or any affiliate of the Lender to the Borrower to the payment of the Obligations;

                  (d) the Lender may make demand upon the Borrower and, forthwith upon such demand, the Borrower will pay to the Lender in immediately available funds for deposit in the Special Account pursuant to Section 2.6 an amount equal to the aggregate maximum amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder;

                  (e) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                  (f) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

                  (g) the Lender may exercise any other rights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections (d) or (e) of Section 8.1, the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

         Section 8.3  Certain Notices. If notice to the Borrower of any intended
                      ---------------
disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.3) at least ten calendar days before the date of intended disposition or other action.

                                  ARTICLE IX

                                 Miscellaneous

         Section 9.1  No Waiver; Cumulative Remedies. No failure or delay by the
                      ------------------------------
Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

         Section 9.2  Amendments, Etc. No amendment, modification, termination
                      ---------------
or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

         Section 9.3  Addresses for Notices, Etc. Except as otherwise expressly
                      --------------------------
provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  If to the Borrower:
                  RF MONOLITHICS, INC.
                  4347 Sigma Road
                  Farmers Branch, Texas  75244
                  Telecopier:  (972) 404-9476
                  Attention:  Mr. James P. Farley

                  If to the Lender:
                  Wells Fargo Business Credit, Inc.
                  4975 Preston Park Blvd., Suite 280
                  Plano, Texas 75093
                  Telecopier:  (972) 867-7838
                  Attention:  Terrance O. McKinney

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender.

         Section 9.4  Further Documents. The Borrower will from time to time
                      -----------------
execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

         Section 9.5  Collateral. This Agreement does not contemplate a sale of
                      ----------
accounts, contract rights or Chattel Paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

         Section 9.6  Costs and Expenses. The Borrower agrees to pay on demand
                      ------------------
all costs and expenses, including (without limitation) reasonable attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

         Section 9.7  Indemnity. IN ADDITION TO THE PAYMENT OF EXPENSES PURSUANT
                      ---------
TO SECTION 9.6, THE BORROWER AGREES TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE LENDER, AND ANY OF ITS PARTICIPANTS, PARENT CORPORATIONS, SUBSIDIARY CORPORATIONS, AFFILIATED CORPORATIONS, SUCCESSOR CORPORATIONS, AND ALL PRESENT AND FUTURE OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS OF THE FOREGOING (THE "INDEMNITEES") FROM AND AGAINST ANY OF THE FOLLOWING (COLLECTIVELY, "INDEMNIFIED LIABILITIES"):

                           (i) ANY AND ALL TRANSFER TAXES, DOCUMENTARY TAXES, ASSESSMENTS OR CHARGES MADE BY ANY GOVERNMENTAL
                  AUTHORITY BY REASON OF THE EXECUTION AND DELIVERY OF THE
                  LOAN DOCUMENTS OR THE MAKING OF THE ADVANCES;

                           (ii) ANY CLAIMS, LOSS OR DAMAGE TO WHICH ANY INDEMNITEE MAY BE SUBJECTED IF ANY REPRESENTATION OR WARRANTY CONTAINED IN SECTION 5.12 PROVES TO BE INCORRECT IN ANY RESPECT OR AS A RESULT OF ANY VIOLATION OF THE COVENANT CONTAINED IN SECTION 6.4(B); AND

                           (iii) ANY AND ALL OTHER LIABILITIES, LOSSES, DAMAGES,
                  PENALTIES, JUDGMENTS, SUITS, CLAIMS, COSTS AND EXPENSES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL) IN CONNECTION WITH THE FOREGOING AND ANY OTHER

                  INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDINGS, WHETHER OR NOT SUCH INDEMNITEE SHALL BE DESIGNATED A PARTY THERETO, WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY SUCH INDEMNITEE, IN ANY MANNER RELATED TO OR ARISING OUT OF OR IN CONNECTION WITH THE MAKING OF THE ADVANCES AND THE LOAN DOCUMENTS OR THE USE OR INTENDED USE OF THE PROCEEDS OF THE ADVANCES (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF THE INDEMNITEE), EXCEPT TO THE EXTENT SUCH LIABILITY, LOSS, DAMAGE, PENALTY, JUDGMENT, SUIT, CLAIM, COST OR EXPENSE IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM THE INDEMNITEE'S GROSS NEGLIGENCE OR WILFUL MISCONDUCT.

IF ANY INVESTIGATIVE, JUDICIAL OR ADMINISTRATIVE PROCEEDING ARISING FROM ANY OF THE FOREGOING IS BROUGHT AGAINST ANY INDEMNITEE, UPON SUCH INDEMNITEE'S REQUEST, THE BORROWER, OR COUNSEL DESIGNATED BY THE BORROWER AND SATISFACTORY TO THE INDEMNITEE, WILL RESIST AND DEFEND SUCH ACTION, SUIT OR PROCEEDING TO THE EXTENT AND IN THE MANNER DIRECTED BY THE INDEMNITEE, AT THE BORROWER'S SOLE COSTS AND EXPENSE. EACH INDEMNITEE WILL USE ITS BEST EFFORTS TO COOPERATE IN THE DEFENSE OF ANY SUCH ACTION, SUIT OR PROCEEDING. IF THE FOREGOING UNDERTAKING TO INDEMNIFY, DEFEND AND HOLD HARMLESS MAY BE HELD TO BE UNENFORCEABLE BECAUSE IT VIOLATES ANY LAW OR PUBLIC POLICY, THE BORROWER SHALL NEVERTHELESS MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. THE BORROWER'S OBLIGATION UNDER THIS SECTION 9.7 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND THE DISCHARGE OF THE BORROWER'S OTHER OBLIGATIONS HEREUNDER. THE BORROWER AGREES NOT TO ASSERT ANY CLAIM AGAINST THE LENDER OR ANY OF ITS AFFILIATES OR ITS OR THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS AND ADVISORS, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF OR OTHERWISE RELATING TO THE LOAN DOCUMENTS.

         Section 9.8   Participants. The Lender and its participants, if any,
                       ------------
are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

         Section 9.9   Execution in Counterparts. This Agreement and other Loan
                       -------------------------
Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         Section 9.10  Binding Effect; Assignment; Complete Agreement;
                       -----------------------------------------------
Exchanging Information. The Loan Documents shall be binding upon and inure to
----------------------
the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent.

         Section 9.11  Severability of Provisions. Any provision of this
                       --------------------------
Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         Section 9.12  Entire Agreement. THIS AGREEMENT, TOGETHER WITH THE OTHER
                       ----------------
LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND THEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 9.13  Headings. Article and Section headings in this Agreement
                       --------
are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 9.14  Governing Law; Jurisdiction, Venue; Waiver of Jury Trial.
                       --------------------------------------------------------
This Agreement and the Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Texas. The parties hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of Texas in connection with any controversy related to this Agreement; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents shall be venued in either the District Court of Collin County, Texas, or the United States District Court for the Northern District of Texas; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

         Section 9.15  Confidentiality. Lender shall use its best efforts to
                       ---------------
hold in confidence all information, memoranda, or extracts furnished to Lender by Borrower hereunder or in connection with the negotiation hereof, including without limitation, the information provided to Lender by Borrower pursuant to
Section 6.1 hereof; provided that the Lender may disclose such information (i) to its Affiliates, accountants or counsel, (ii) to any regulatory agency having the authority to examine the Lender, (iii) as required by any legal or governmental process or otherwise by law (iv) to any Person to which the Lender sells or proposes to sell an assignment or participation hereunder in accordance herewith, and (v) to the extent that such information shall be publicly available or shall have been known to the Lender independently of any disclosure by the Borrower hereunder or in connection herewith.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                 [Remainder of page intentionally left blank.]

                                               WELLS FARGO BUSINESS CREDIT, INC.


                                               By: /s/ Terrance O. McKinney
                                                   ---------------------------
                                               Name:   Terrance O. McKinney
                                               Title:  Assistant Vice President

                                              RF MONOLITHICS, INC.


                                              By:/s/ David M. Kirk
                                                 -----------------------------
                                              Name:  David M. Kirk
                                              Title: President